UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 20, 2010

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2010, we and NNN VF Four Resource Square, LLC, our wholly owned subsidiary, entered into a first amendment to loan and security agreement, or the First Amendment, with RAIT Partnership, L.P., or the Lender, with an effective date of March 7, 2010, in connection with the mortgage loan for Four Resource Square, located in Mecklenburg County, North Carolina, or the Four Resource Square property. The mortgage loan with the Lender is evidenced by a non-recourse promissory note in the original principal amount of $23,000,000, a loan and security agreement, a pledge agreement, a deed of trust, and other related loan documents, or the Loan Documents.

The material terms of the First Amendment provide for: (a) an extension of the maturity date to the earlier of November 30, 2010, or the scheduled maturity date, or the date on which the loan comes due and payable, whether by acceleration or otherwise; (b) an option to extend the scheduled maturity date for an additional 12 months, or the extended maturity date, if written notice is provided to the Lender no earlier than 90 days and no later than 45 days prior to the scheduled maturity date and provided that: (i) prior to the exercise of the extension option no event of default has occurred and is continuing and no condition exists that with the passage of time or giving of notice would result in an event of default under the terms of the Loan Documents, as amended; (ii) the Lender is paid an extension fee equal to 1.0% of the outstanding loan amount on the commencement of the extended term; and (iii) the debt service coverage ratio, or the DSCR, for the Four Square Resource property is at least equal to 1.15 to 1.00 on the scheduled maturity date. However, the extension option is subject to the Lender’s approval if the DSCR for the Four Resource Square property is less than 1.15 to 1.00 on the date the Lender receives an extension option request and the Lender may, in its sole discretion, extend the scheduled maturity date until the extended maturity date, provided that: (i) no event of default has occurred and is continuing and no condition exists that with the passage of time or giving of notice would result in an event of default under the terms of the Loan Documents, as amended; and (ii) the Lender is paid an extension fee equal to 2.0% of the outstanding loan amount on the scheduled maturity date. Nonetheless, if a partial prepayment of the loan is made to the Lender in an amount not to exceed the amount necessary to achieve a DSCR of at least 1.15 to 1.00 and the Lender is paid an extension fee equal to 1.0% of the outstanding loan amount the loan, as reduced by any such partial payment, then the loan can be extend until the extended maturity date.

In addition, the material terms of the First Amendment also provide for: (a) the Four Resource Square property supporting at all times a minimum DSCR of 1.40 to 1.00 and if the property fails to support this minimum DSCR, or the DSCR trigger event, the Lender may exercise its right to perform all necessary actions in connection with leasing of the property, including but not limited to selection and engagement of leasing agents, negotiation of any leasing agreement and execution or termination of any and all agreements pertaining to leasing of the property, which are collectively referred to as the DSCR trigger event actions; (b) a covenant that if all such acts that are necessary to assist the Lender in performing or accomplishing a DSCR trigger event action are not performed within five business days of Lender’s request, then such failure to perform the requested acts shall, at the discretion of the Lender, constitute an event of default; (c) appointment of the Lender as NNN VF Four Resource Square, LLC’s attorney-in-fact and agent in order to execute, acknowledge, and if necessary, to file and record any document, agreement or other instruments which may be required in connection with the DSCR trigger event; (d) all sums expended by the Lender in connection with the DSCR trigger event be deemed as either advances of loan proceeds that accrue interest from the date that such sums were expended or protective advances which were expended for the reasonable protection of the security interest created in the property; provided that any such protective advance made in connection with a DSCR trigger event shall not constitute an event of default nor cause the outstanding loan amount to accrue interest at the default interest rate; (e) the continuing effectiveness of the original terms of the Loan Documents, except as modified by the First Amendment; (f) customary representations and warranties made to the Lender; (g) the reaffirmation of obligations under the Loan Documents; (h) acknowledgement that the Lender’s security interest and liens as provided for in the Loan Documents are still in effect, properly perfected and enforceable; and (i) a condition to the effectiveness of the First Amendment that there is no event of default that has occurred and is continuing and no condition exists that with the passage of time or giving of notice would result in an event of default under the terms of the Loan Documents as of the execution of the First Amendment.

As of the close of business on March 6, 2010, the day before the effective date of the First Amendment, the mortgage loan had an outstanding principal balance of approximately $21,865,000.

The material terms of the First Amendment are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amendment to Loan and Security Agreement between NNN VF Four Resource Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated April 20, 2010

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

April 26, 2010	By:	/s/ Kent W. Peters

Name: Kent W. Peters
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement between NNN VF Four Resource Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated April 20, 2010